UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2006

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

(Exact Name of Registrants as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-14141 333-46983	13-3937434 13-3937436
(Commission File Number)	(IRS Employer Identification No.)
600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 697-1111
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 –	CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 –	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 23, 2006, L-3 Communications Holdings, Inc. (the ‘‘Company’’) issued a press release announcing the appointment of Michael T. Strianese, age 50, as Chief Executive Officer and President of the Company. Mr. Strianese was also elected to the Company's Board of Directors, replacing Frank C. Lanza who died on June 6, 2006. From June 9, 2006 until October 23, 2006, Mr. Strianese was the Company's interim Chief Executive Officer and Chief Financial Officer. Mr. Strianese became Chief Financial Officer on March 11, 2005. From July 2000 until March 11, 2005, Mr. Strianese was the Company's Senior Vice President-Finance. Mr. Strianese will retain his title as Chief Financial Officer until a successor is appointed.

A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

SECTION 9 –	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(D)    EXHIBITS.

Exhibit Number	Title
99	Press release, dated October 23, 2006, issued by L-3 Communications Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION
	By:	/s/ Christopher C. Cambria
Name: Christopher C. Cambria
Title: Senior Vice President, Secretary and General Counsel
Dated: October 25, 2006